Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. Employer Identification No.)

400 South Hope Street, Suite 400 Los Angeles, CA	90071
(Address of principal executive offices)	(Zip code)

Rhea L. Murphy, Legal Department

The Bank of New York Mellon Trust Company, National Association

700 South Flower Street, Suite 500

Los Angeles, California 90017

(213) 630-6476

(Name, address and telephone number of agent for service)

United Continental Holdings, Inc.

(Exact name of obligor as specified in its charter)

Delaware	36-2675207
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

77 W. Wacker Drive Chicago, Illinois	60601
(Address of principal executive offices)	(Zip code)

United Air Lines, Inc.

(Exact name of obligor as specified in its charter)

Delaware	36-2675206
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

77 W. Wacker Drive Chicago, Illinois	60601
(Address of principal executive offices)	(Zip code)

Continental Airlines, Inc.

(Exact name of obligor as specified in its charter)

Delaware	74-2099724
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1600 Smith Street Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Debt Securities and

Guarantees of Debt Securities

(Title of the indenture securities)

Item 1.	General Information.

Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency – United States Department of the Treasury, Washington, D.C. 20219

Federal Reserve Bank, San Francisco, California 94105

Federal Deposit Insurance Corporation, Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Pursuant to General Instruction B of the Form T-1, no responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, National Association. (Exhibit 1 to Form T-1 filed on September 8, 2008 in connection with Registration Statement No. 333-135006).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed January 11, 2005 in connection with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed on September 8, 2008 in connection with Registration Statement No. 333-135006).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed on October 28, 2009 in connection with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The Bank of New York Mellon Trust Company, National Association, a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois on the 27th day of April, 2012.

THE BANK OF NEW YORK MELLON TRUST COMPANY,

NATIONAL ASSOCIATION

By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Vice President

EXHIBIT 6

The consent of the Trustee required by Section 321 (b) of the Act

April 27, 2012

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between United Continental Holdings, Inc., United Air Lines, Inc. and Continental Airlines, Inc. and The Bank of New York Mellon Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal, State, Territorial, or District authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

The Bank of New York Mellon Trust Company, National Association

By:	/s/ Lawrence M. Kusch

Name:	Lawrence M. Kusch
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business December 31, 2011, published in accordance with Federal regulatory authority instructions.

Dollar Amounts in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	648
Interest-bearing balances	396
Securities:
Held-to-maturity securities	0
Available-for-sale securities	808,707
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	95,500
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	7,620
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	1
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	187,688
Other assets	175,314

Total assets	$2,132,187

LIABILITIES

Deposits:
In domestic offices	506
Noninterest-bearing	506
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	228,471
Total liabilities	497,668
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not available
Retained earnings	506,347
Accumulated other comprehensive income	5,652
Other equity capital components	0
Not available
Total bank equity capital	1,634,519
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,634,519

Total liabilities and equity capital	2,132,187

I, Karen Bayz, CFO and Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz        )            CFO and Managing Director

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Timothy Vara, President              )

Frank P. Sulzberger, MD             )            Directors (Trustees)

William D. Lindelof, MD            )